UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 23, 2005

Matritech, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-12128	4-2985132
(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street
Newton, Massachusetts 02460
(Address of Principal Executive Offices) (Zip Code)
(617) 928-0820
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On May 23, 2005, Matritech, Inc. issued a press release providing an update on its NMP66TM program for breast cancer detection. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Registrant on May 23, 2005 providing an update on Matritech, Inc.’s NMP66TM program for breast cancer detection.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: May 23, 2005
By: /s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Registrant on May 23, 2005 providing an update on Matritech, Inc.’s NMP66TM program for breast cancer detection.